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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                October 18, 2001
                        (Date of earliest event reported)


                             MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




              0-26228                               63-0133054
   ------------------------------         ---------------------------------
     (Commission File No.)                (IRS Employer Identification No.)




      301 East Tennessee Street
         Florence, Alabama                               35630
 --------------------------------------   ------------------------------
(Address of principal executive offices)               (Zip Code)



                                 (256) 767-0330
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  EXHIBITS.

         Exhibit 99.1 Press Release dated October 18, 2001.


Item 9.  Regulation FD Disclosure.

         On October 18, 2001, Martin Industries, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 with respect to the entering into of a letter of intent between the Company and Empire Comfort Systems, Inc. concerning the proposed sale of the Company's Broilmaster premium gas barbeque grill business.






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    MARTIN INDUSTRIES, INC.
                                                         (Registrant)



Date: October 19, 2001                     By         /s/ James W. Truitt
                                              ----------------------------------
                                                        James W. Truitt
                                                    Its Vice President and
                                                    Chief Financial Officer


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                                                                    EXHIBIT 99.1


MARTIN INDUSTRIES SIGNS LETTER OF INTENT TO SELL GRILL LINE

Florence, AL (October 18,2001) - Martin Industries, Inc. (OTCBB: MTIN) announced today that it has signed a letter of intent to sell its Broilmaster(R) premium gas barbecue grill business to Empire Comfort Systems, Inc. Subject to the terms and conditions in the letter of intent, including the completion of a due diligence review, the parties expect to sign a definitive agreement and close by not later than the middle of November 2001.

Intended to be an all cash deal, Martin will use the proceeds from the sale, if completed, to pay down debt and provide working capital for its hearth products and home heating appliances operations.

Jack Duncan, President and CEO, commented: "The sale of the Broilmaster(R) line is an important element of our strategy to focus our resources on the design and manufacture of quality, dependable products and services for the hearth and heating marketplace."

Martin Industries designs, manufactures and sells high-end, pre-engineered gas and wood- burning fireplaces, decorative gas logs, fireplace inserts and gas heaters and appliances for commercial and residential new construction and renovation markets. It also designs and manufactures do-it-yourself utility trailer kits known as NuWay(TM).

Additional information on Martin Industries and its products can be found at its website: HTTP://WWW.MARTININDUSTRIES.COM

With the exception of historical information, the matters and statements made in this release constitute forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Specifically, this release contains forward-looking statements regarding the likely sale of the Broilmaster(R) business; the programs being undertaken by the Company and the Company's future ability to meet the needs and expectations of its marketplace. Wherever possible, the Company has identified these forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934) by words such as "anticipates," "may," "believes," "estimates," "projects," "expects," "intends," and words of similar import. Forward-looking statements contained in this release involve certain assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements. In particular, there can be no assurance that the Company will be able to complete successfully the sale of its Broilmaster(R) premium grill line; that the Company will be able to meet the needs and expectations of its marketplace; or that the Company will be able to successfully implement or complete the strategy being undertaken by the Company. These assumptions, risks and uncertainties include, but are not limited to, those discussed or indicated in all documents filed by the Company with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K filed with the Commission on April 2, 2001. The Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


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